SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 1999.
                                                         ----------------
                                OMI Trust 1998-D
                                ----------------
               (Exact name of registrant as specified in charter)


            Pennsylvania               333-31441         Application filed
     ------------------------------------------------------------------------
     State or other jurisdiction     (Commission           (IRS Employer
          of incorporation)          File Number)       Identification No.)

           c/o Chase Manhattan Trust Co.
           Global Trust
           Attention:  Judy Wisniewskie
           One Liberty Place, Suite 5520
           1650 Market Street
           Philadelphia, Pennsylvania                             19103
     ------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322

     ========================================================================
            (Former name or former address, if changed since last report.)

                                OMI TRUST 1998-D

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1998-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 13, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 13, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          OMI TRUST 1998-D, Registrant

                          By:  Oakwood Acceptance Corporation,
                                   as servicer

                           -----------------------------------
August 23, 1999                 Douglas R. Muir
                                Vice President

                                INDEX OF EXHIBITS


                                                                      Page of Sequentially
                                                                          Numbered Pages
                                                                          --------------


20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 13, 1999.............................

 OAKWOOD MORTGAGE INVESTORS, INC. 1998-D             REPORT DATE: August 6, 1999
 OAKWOOD ACCEPTANCE CORP. -  SERVICER                     POOL REPORT # 10
 REMITTANCE REPORT                                                   Page 1 of 6
 REPORTING MONTH:                      Jul-99

                                               Scheduled Principal Balance of Contracts
 ----------------------------------------------------------------------------------------------------------------------------------
 Beginning                                                                                                      Ending
 Principal                 Scheduled          Prepaid               Liquidated           Contracts              Principal
 Balance                   Principal          Principal             Principal            Repurchased            Balance
 -----------------------------------------------------------------------------------------------------------------------------------


  288,646,514.11        (345,817.53)        (2,185,901.05)       (1,323,767.41)             0.00             284,791,028.12
 ===================================================================================================================================



  Scheduled                                   Scheduled                            Amount
  Gross                Servicing              Pass Thru        Liquidation       Available for       Limited           Total
  Interest             Fee                    Interest           Proceeds         Distribution       Guarantee        Distribution
-----------------------------------------------------------------------------------------------------------------------------------


 2,304,342.93          240,538.76          2,063,804.17        937,540.71       5,773,602.22           0.00          5,773,602.22
==================================================================================================================================


                                             Certificate Account
-------------------------------------------------------------------------------------------------------------------------------

  Beginning                         Deposits                                            Investment              Ending

   Balance              Principal            Interest           Distributions            Interest               Balance
-------------------------------------------------------------------------------------------------------------------------------

 1,194,901.28         3,841,301.60          2,247,851.31        (4,573,985.88)            5,995.17            2,716,063.48
===============================================================================================================================


                    P&I Advances at Distribution Date
------------------------------------------------------------------------------

  Beginning              Recovered            Current            Ending
   Balance               Advances            Advances           Balance
------------------------------------------------------------------------------



  1,587,140.72          1,595,731.41                            -8,590.69
==============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                Jul-99

Class B Crossover Test                                                              Test Met?
---------------------------------------------------------------                     ---------------

(a) Remittance date on or after May 2003                                                  N

(b) Average 60 day Delinquency rate <=        5%                                          Y

(c) Average 30 day Delinquency rate <=        7%                                          Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                May 2003- Oct 2004            7%                                          N
                Nov 2004-Oct 2005             8%                                          N
                Nov 2005 and thereafter       9%                                          N



(e) Current realized loss ratio <=            2.75%                                       Y

(f)  Does Subordinated Certificate percentage equal or exceed 41.126% of Pool
     Scheduled Principal Balance

                Beginning Adj M balances                              36,734,000.00
                Beginning Adj B-1 balance                             12,777,000.00
                Beginning Adj B-2 balance                             25,554,561.00
                                                               ---------------------
                                                                      75,065,561.00
                                                               ---------------------
                Divided by beginning pool
                balance                                              288,646,514.11
                                                                            26.006%       N





                           REPORT DATE: August 6, 1999
                                POOL REPORT # 10

                        Page 2 of 6


Average 60 day delinquency ratio:

                              Over 60s              Pool Balance         %
                        -------------------------------------------------------

Current Mo                     13,085,369.61       284,791,028.12    4.59%
1st Preceding Mo               11,914,720.74       288,646,514.11    4.13%
2nd Preceding Mo                9,674,597.90       290,886,768.22    3.33%
                                                       Divided by      3
                                                                  -------------
                                                                        4.02%
                                                                  =============

Average 30 day delinquency ratio:


                              Over 30s             Pool Balance         %
                        -------------------------------------------------------

Current Mo                     19,497,656.51       284,791,028.12    6.85%
1st Preceding Mo               18,157,251.23       288,646,514.11    6.29%
2nd Preceding Mo               15,950,029.12       290,886,768.22    5.48%
                                                       Divided by      3
                                                                  -------------
                                                                        6.21%
                                                                  =============

Cumulative loss ratio:

                           Cumulative losses         1,501,077.00
                                             ---------------------
Divided by Initial Certificate Principal           319,423,713.00    0.470%
                                                                  =============



Current realized loss ratio:
                        Liquidation                 Pool
                               Losses               Balance
                        ------------------------------------------

Current Mo                        386,226.70       288,646,514.11
1st Preceding Mo                  227,648.75       290,886,768.22
2nd Preceding Mo                  235,925.89       293,098,981.10
                        ------------------------------------------
                                  849,801.34       290,877,421.14    1.169%
                                                                  =============

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                       Jul-99

                              Delinquency Analysis

                                           31 to 59 days                   60 to 89 days        90 days and Over       Total Delinq.
           No. of    Principal                      Principal                Principal                Principal           Principal
           Loans     Balance              #         Balance         #        Balance       #          Balance    #          Balance
           -------------------------------------------------------------------------------------------------------------------------
 Non-Repos     6,115    277,799,936.54     151    6,128,626.18       58   2,528,418.91     85   3,849,519.84     294   12,506,564.93

     Repos       196      6,991,091.58      10      283,660.72       34   1,224,493.32    152   5,482,937.54     196    6,991,091.58
           -------------------------------------------------------------------------------------------------------------------------

     Total     6,311    284,791,028.12     161    6,412,286.90       92   3,752,912.23    237   9,332,457.38     490   19,497,656.51
           =========================================================================================================================

                                                                                                                 7.8%          6.85%
                                                                                                           =========================

                                                     REPORT DATE: August 6, 1999
                                                    POOL REPORT #             10
                                                                     Page 3 of 6

                                                         Repossession Analysis
   Active Repos                           Reversal           Current Month
   Outstanding                          (Redemption)            Repos                    Cumulative Repos
          Principal                      Principal             Principal                 Principal
#         Balance            #            Balance      #       Balance           #       Balance
------------------------------------------------------------------------------------------------------------
   196       6,991,091.58        0           0.00      65      2,393,807.28     363      12,694,267.65

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                           Jul-99

REPOSSESSION LIQUIDATION REPORT

                                                    Liquidated
     Account    Customer                             Principal           Sales            Insur.           Total
     Number       Name                                Balance           Proceeds         Refunds         Proceeds
-------------------------------------------------------------------------------------------------------------------
       1717842 MARK JOHNSON                          28,855.45          28,000.00       1,837.34         29,837.34
       1719541 JOANN P CHERAMIE                      55,669.45          51,550.00       4,210.28         55,760.28
       1720713 MICHEAL S CARTER                      27,493.50          25,900.00       1,432.93         27,332.93
       1721612 LORA D SPURLOCK                       61,704.63          56,000.00         635.72         56,635.72
       1724061 MARY K EASTERLING                     27,078.61          27,900.00         288.76         28,188.76
       1727148 EARTHILA WILLIAMS                     26,095.33          25,000.00         805.50         25,805.50
       1728138 MILTON C JENKINS                      27,218.34          24,500.00       1,739.26         26,239.26
       1729359 HEATHER PASCO                         33,942.81          31,300.00         213.53         31,513.53
       1733831 KELLY MELICOCI                        29,409.08          30,700.00         206.54         30,906.54
       1735414 CHERYL L WALLACE                      53,883.24          48,150.00       2,099.74         50,249.74
       1748250 JASON MCCLURE                         30,939.49          27,800.00       1,172.96         28,972.96
       1682863 JIMMY CLENNEY                         29,868.04          33,000.00         719.60         33,719.60
       1683440 KEVIN HOSS                            41,137.38          38,500.00         421.34         38,921.34
       1683762 BETTY S CALLAHAN                      60,418.37          58,850.00         760.04         59,610.04
       1684307 KIMBERLY D SMITH                      27,654.38          22,000.00       1,458.39         23,458.39
       1688654 DEANNA L ASHLEY                       30,074.42          28,500.00         581.20         29,081.20
       1690411 WAYNE WALKER                          51,917.27          46,250.00       1,751.05         48,001.05
       1691351 VESTER C PARTON                       27,729.89          25,000.00       2,033.01         27,033.01
       1691732 OLIVER D STEPHENS                     24,189.90          26,900.00       1,241.35         28,141.35
       1694363 CLAUDETTE M CUNNINGHAM                29,674.96          30,400.00       1,013.06         31,413.06
       1695188 GERARDO DOMINGUEZ                     42,063.28          40,750.00       2,214.95         42,964.95
       1697390 TAMSEN L MESERVE                      31,320.55          30,400.00         855.12         31,255.12
       1698083 ANGEL PONCE                           48,661.40          52,500.00       4,133.62         56,633.62
       1701192 ETHEL M GAITHER                       25,162.74          23,900.00       1,276.51         25,176.51
       1704121 BONITA S WATSON                       36,412.14          36,000.00         929.30         36,929.30
       1704816 DAVID N FISHER                        32,234.74          26,500.00       2,348.49         28,848.49
       1710540 JENNIFER M BAGBEY                     36,773.39          33,500.00       2,563.29         36,063.29
       1712223 ROBERT CERQUA                         32,668.26          34,400.00         199.92         34,599.92
       1712405 JOHNNY M GRIFFIN                      30,916.79          28,000.00       1,530.59         29,530.59
       1712918 WILLIAM E GOODALL II                  23,213.31          26,800.00       2,324.44         29,124.44
       0461053 JAMES R SPAKE                         42,768.90          43,750.00           0.00         43,750.00
       1658038 OPHELIA G ESTEVAN                     10,310.86          11,800.00         532.75         12,332.75
       1671411 CAROLYN MCNEILLY                      18,277.14          18,900.00         220.44         19,120.44
       1673052 LOUISE BROWN                          22,845.81          24,000.00         370.50         24,370.50
       1673516 BRENDA S GREER                        29,931.56          28,400.00         990.10         29,390.10
       1674902 LONNIE BELLAMY                        29,123.63          27,400.00       1,706.62         29,106.62
       1678028 MICHAEL E HARRIS                      22,891.84          21,000.00           0.00         21,000.00
       1679448 DEE A HYMAN                           23,480.09          22,900.00       1,431.63         24,331.63
       1732916 GONZALO CUEVAS                        59,756.44          58,850.00         138.23         58,988.23
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00
                                                                                                              0.00

                                             ======================================================================
                                                  1,323,767.41       1,275,950.00      48,388.10      1,324,338.10
                                             ======================================================================



                                                     REPORT DATE: August 6, 1999
                                                                POOL REPORT # 10

                                                                     Page 4 of 6

                          Net                                                       Net             Current
   Repossession       Liquidation         Unrecov.    FHA Insurance        Pass Thru         Period Net         Cumulative
     Expenses          Proceeds           Advances      Coverage           Proceeds         Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------------------
      5,890.00         23,947.34            2,228.87          0.00          21,718.47        (7,136.98)
      9,801.50         45,958.78            4,771.04          0.00          41,187.74       (14,481.71)
      5,827.00         21,505.93            1,917.85          0.00          19,588.08        (7,905.42)
      9,935.00         46,700.72            2,806.04          0.00          43,894.68       (17,809.95)
      5,887.00         22,301.76            2,808.83          0.00          19,492.93        (7,585.68)
      5,800.00         20,005.50            2,403.09          0.00          17,602.41        (8,492.92)
      5,785.00         20,454.26            1,742.86          0.00          18,711.40        (8,506.94)
      5,989.00         25,524.53            2,486.42          0.00          23,038.11       (10,904.70)
      5,971.00         24,935.54            3,047.97          0.00          21,887.57        (7,521.51)
      9,699.50         40,550.24            3,031.78          0.00          37,518.46       (16,364.78)
      9,089.00         19,883.96            1,769.01          0.00          18,114.95       (12,824.54)
      6,040.00         27,679.60            3,101.03          0.00          24,578.57        (5,289.47)
      9,410.00         29,511.34            4,470.96          0.00          25,040.38       (16,097.00)
     10,020.50         49,589.54            5,094.87          0.00          44,494.67       (15,923.70)
      5,710.00         17,748.39            1,763.95          0.00          15,984.44       (11,669.94)
      5,905.00         23,176.20            2,822.31          0.00          20,353.89        (9,720.53)
      9,642.50         38,358.55            7,099.95          0.00          31,258.60       (20,658.67)
      5,800.00         21,233.01            2,163.36          0.00          19,069.65        (8,660.24)
      5,857.00         22,284.35            2,183.66          0.00          20,100.69        (4,089.21)
      5,962.00         25,451.06            2,234.13          0.00          23,216.93        (6,458.03)
      9,477.50         33,487.45            4,028.93          0.00          29,458.52       (12,604.76)
      5,962.00         25,293.12            2,424.46          0.00          22,868.66        (8,451.89)
      9,830.00         46,803.62            5,127.48          0.00          41,676.14        (6,985.26)
      5,767.00         19,409.51            3,507.60          0.00          15,901.91        (9,260.83)
      6,130.00         30,799.30            2,036.08          0.00          28,763.22        (7,648.92)
      5,845.00         23,003.49            3,346.60          0.00          19,656.89       (12,577.85)
      6,055.00         30,008.29            4,209.70          0.00          25,798.59       (10,974.80)
      6,082.00         28,517.92            2,670.11          0.00          25,847.81        (6,820.45)
      5,890.00         23,640.59            2,014.29          0.00          21,626.30        (9,290.49)
      5,854.00         23,270.44            2,038.98          0.00          21,231.46        (1,981.85)
      9,567.50         34,182.50            6,126.89          0.00          28,055.61       (14,713.29)
      5,404.00          6,928.75            1,081.16          0.00           5,847.59        (4,463.27)
      5,617.00         13,503.44            1,885.69          0.00          11,617.75        (6,659.39)
      5,770.00         18,600.50            2,073.34          0.00          16,527.16        (6,318.65)
      5,902.00         23,488.10            2,297.73          0.00          21,190.37        (8,741.19)
      5,872.00         23,234.62            2,253.34          0.00          20,981.28        (8,142.35)
      5,680.00         15,320.00            1,844.99          0.00          13,475.01        (9,416.83)
      5,737.00         18,594.63            1,812.97          0.00          16,781.66        (6,698.43)
     10,020.50         48,967.73            5,585.57          0.00          43,382.16       (16,374.28)
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00
                            0.00                              0.00               0.00             0.00

-----------------------------------------------------------------------------------------------------------------------------
  270,483.50        1,053,854.60         116,3 13.89          0.00         937,540.71      (386,226.70)    (1,501,077.00)
=============================================================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Jul-99

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                         Original             Beginning         Beginning         Current           Current
                Cert.                  Certificate           Certificate        Carryover        Principal         Principal
                Class                    Balances             Balances          Principal           Due               Paid
-----------------------------------------------------------------------------------------------------------------------------------
A-1                                      238,335,000.00        207,859,004.96     0.00        (3,725,672.95)       (3,725,672.95)


A-1 ARM                                    6,023,152.00          5,721,948.15     0.00          (129,813.04)         (129,813.04)


M-1 Adjusted Certificate Balance          22,360,000.00         22,360,000.00     0.00                 0.00                 0.00
M-1 Outstanding Writedown                                                0.00                                               0.00

M-2 Adjusted Certificate Balance          14,374,000.00         14,374,000.00     0.00                 0.00                 0.00
M-2 Outstanding Writedown                                                0.00                                               0.00

B-1 Adjusted Certificate Balance          12,777,000.00         12,777,000.00     0.00                 0.00                 0.00
B-1 Outstanding Writedown                                                0.00                                               0.00

B-2 Adjusted Certificate Balance          25,554,561.00         25,554,561.00     0.00                 0.00                 0.00
B-2 Outstanding Writedown                                                0.00                                               0.00

                                       ------------------------------------------------------------------------------------------
Adjusted Certificate Balance             319,423,713.00        288,646,514.11     0.00        (3,855,485.99)       (3,855,485.99)
Outstanding Writedown                                                    0.00                                               0.00
                                       ------------------------------------------------------------------------------------------
                                         319,423,713.00        288,646,514.11     0.00        (3,855,485.99)       (3,855,485.99)
                                       =============================================================================================

                                                     REPORT DATE: August 6, 1999
                                                        POOL REPORT #         10

                                                                     Page 5 of 6

        Ending                                       Ending                                  Principal Paid
      Carryover             Writedown              Certificate                Pool             Per $1,000
      Principal              Amounts                Balances                 Factor           Denomination
--------------------------------------------------------------------------------------------------------------
                  0.00                            204,133,332.01             85.64975%          15.63208


                  0.00                              5,592,135.11             92.84400%          21.55234


                  0.00                 0.00        22,360,000.00            100.00000%           0.00000
                                       0.00                 0.00                  0.00           0.00000

                  0.00                 0.00        14,374,000.00            100.00000%           0.00000
                                       0.00                 0.00                  0.00           0.00000

                  0.00                 0.00        12,777,000.00            100.00000%           0.00000
                                       0.00                 0.00                  0.00           0.00000

                  0.00                 0.00        25,554,561.00            100.00000%           0.00000
                                       0.00                 0.00                  0.00           0.00000

-----------------------------------------------------------------
                  0.00                 0.00       284,791,028.12
                                       0.00                 0.00
-----------------------------------------------------------------
                  0.00                 0.00       284,791,028.12
=================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH: Jul-99


CERTIFICATE INTEREST ANALYSIS

           Certificate           Remittance       Beginning           Current                Total                Interest
              Class                 Rate           Balance            Accrual                 Paid               Shortfall
                               --------------------------------------------------------------------------------------------------
A-1                              6.40000%              0.00         1,108,581.35         1,108,581.35               0.00
A-1  Carryover Interest                                0.00                 0.00                 0.00               0.00


A-1 ARM                          6.93000%              0.00            34,145.73            34,145.73               0.00
A-1 ARM  Carryover Interest                            0.00                 0.00                 0.00               0.00


M-1 Current Interest               7.415%              0.00           138,166.17           138,166.17               0.00
M-1 Carryover Interest                                 0.00                 0.00                 0.00               0.00
M-1 Writedown Interest                                 0.00                 0.00                 0.00               0.00
M-1 Carryover Writedown Int                            0.00                 0.00                 0.00               0.00

M-2 Current Interest               8.322%              0.00            99,683.69            99,683.69               0.00
M-2 Carryover Interest                                 0.00                 0.00                 0.00               0.00
M-2 Writedown Interest                                 0.00                 0.00                 0.00               0.00
M-2 Carryover Writedown Int                            0.00                 0.00                 0.00               0.00

B-1 Current Interest               8.650%              0.00            92,100.88            92,100.88               0.00
B-1 Carryover Interest                                 0.00                    0                    0               0.00
B-1 Writedown Interest                                 0.00                 0.00                 0.00               0.00
B-1 Carryover Writedown Int                            0.00                 0.00                 0.00               0.00

B-2 Current Interest               7.950%              0.00           169,298.97           169,298.97               0.00
B-2 Carryover Interest                                 0.00                 0.00                 0.00               0.00
B-2 Writedown Interest                                 0.00                 0.00                 0.00               0.00
B-2 Carryover Writedown Int                            0.00                 0.00                 0.00               0.00

Limited Guarantee

Service Fee                                            0.00           240,538.76           240,538.76               0.00

X Certificate                                  1,114,850.30           421,827.38            35,600.68         386,226.70

R
                                          -------------------------------------------------------------------------------

                                               1,114,850.30         2,304,342.93         1,918,116.23         386,226.70
                                          ===============================================================================


                                                   REPORT DATE: August 6, 1999
                                                   POOL REPORT # 10

                                                   Page 6 of 6
                      Interest Paid
      Ending            Per $1,000             Cert.                TOTAL
      Balance          Denomination            Class             DISTRIBUTION
--------------------------------------------------------------------------------


          0.00            5.33333               A-1              4,834,254.30
          0.00


          0.00            5.96750             A-1 ARM              163,958.77
          0.00


          0.00            6.17917               M-1                138,166.17
          0.00
          0.00
          0.00

          0.00            6.93500               M-2                 99,683.69
          0.00
          0.00
          0.00

          0.00            7.20833               B-1                 92,100.88
          0.00
          0.00
          0.00

          0.00            6.62500               B-2                169,298.97
          0.00
          0.00
          0.00

                                         Limited Guarantee

          0.00                              Service Fee            240,538.76

  1,501,077.00                                   X                  35,600.68

                                                 R
---------------                                              -----------------

  1,501,077.00                                                   5,773,602.22
===============                                              =================